SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 23, 2003


                               Fellows Energy Ltd.
                               -------------------
        (Exact name of small business issuer as specified in its charter)

Nevada                             000-33321                          33-0967648
------                             ---------                          ----------
(State or other               Commission File Number           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)

                  9323 Vista Serena, Cypress, California 90630
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (714) 220.1806
                                 --------------
                           (Issuer's Telephone Number)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.



Reference is made to the Registrant's press release dated December 23, 2003.

INDEX TO EXHIBITS
-----------------

99.1     PRESS RELEASE DATED DECEMBER 23, 2003






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Fellows Energy Ltd.



December 23, 2003                  By:      /s/ John R. Muellerleile
                                           -----------------------------------
                                           John R. Muellerleile, President and
                                           Chief Executive Officer